UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
SCHEDULE 14C

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary information statement
[  ] Confidential, for use of the Commission only (as permitted by Rule 14c-6(d) (2))
[  ] Definitive information statement

Company Name: DIAGNOSTIC CORP OF AMERICA

Payment of filing fee (check the appropriate box):

[X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:  Common Stock, $.001 par value.

(2) Aggregate number of securities to which transaction applies:  50,000,000 shares of Common Stock.

(3) Per unit price/underlying value pursuant to Exchange Act Rule 0-11:  N/A

(4) Proposed maximum aggregate value of transaction: N/A

(5) Total fee paid: N/A

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1) Amount previously paid:
(2) Form, schedule or registration statement no.:
(3) Filing party:
(4) Date filed:

 Copies to:
Greentree Financial Group, Inc.
7951 SW 6th Street, Suite 216
Plantation, FL 33324
(954) 424-2345 Tel
(954) 424-2230 Fax

DIAGNOSTIC CORP OF AMERICA
21-Jia Bei Si Dong Road, Tie Xi Qu
Shen Yang, P. R. China

February 27, 2007

Dear Shareholder:

    The enclosed information statement is being furnished to the shareholders of record on February 27, 2007, of Diagnostic Corp of America (“DGNA” or “Company”), a corporation organized under the laws of Delaware, in connection with the proposal to amend the corporate charter to change the name of the corporation from Diagnostic Corp of America to NF Energy Saving Corporation of America, which was approved by action by written consent of a majority of all shareholders entitled to vote on the record date (the “Name Change Proposal”).

 WE ARE NOT ASKING FOR A PROXY AND
SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

The board of directors has fully reviewed and unanimously approved the Name Change Proposal.

The holders of approximately 76.48% of DGNA's Common Stock have executed a written consent in favor of the Name Change Proposal described herein. However, under federal law this proposal will not be effected until at least twenty (20) days after a definitive Information Statement has first been sent to shareholders who have not previously consented.

By Order of the Board of Directors,

/s/Li, Gang
Li, Gang
Chief Executive Officer
Chairman of the Board of Director

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C PROMULGATED THERETO

DIAGNOSTIC CORP OF AMERICA
Contents

Introduction	4

Item 1. Information Required by Items of Schedule 14C	4
A. No Time, Place or Date for Meeting of Shareholders	4
B. Dissenters' Rights	4
C. Voting Securities and Principal Holders Thereof	4
D. Amendment of Charter - Name Change Proposal	5
Reasons and Benefits of the Transaction	6
E. Federal Tax Consequences	6
Item 2. Statements that Proxies are not Solicited	6
Item 3. Interest of Certain Persons	6
Item 4. Other and General Information	7
Item 5. Documents Incorporated By Reference	7

INTRODUCTION

    This information statement is being furnished to all holders of the Common Stock of DGNA.

    The Board of Directors has recommended and the majority shareholders of DGNA have adopted resolutions to effect the above-listed actions. This Information Statement is being filed with the Securities and Exchange Commission and is provided to the Company's shareholders pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended.

    We are a corporation organized under the laws of Delaware. We are a fully-reporting 1934 Act company, with our Common Stock quoted on the Over the Counter Bulletin Board (OTCBB), under the symbol "DGNA". Information about us can be found in our December 31, 2005 Annual Report filed on Form 10-KSB and our September 30, 2006 Quarterly Report filed on Form 10QSB. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

ITEM 1. INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14C

    A. NO TIME, PLACE OR DATE FOR MEETING OF SHAREHOLDERS

    There WILL NOT be a meeting of the shareholders and none is required under applicable Delaware statutes when an action has been approved by written consent by holders of a majority of the outstanding shares of our Common Stock. This Information Statement is first being mailed on or about March 7, 2007 to the holders of Common Stock as of the Record Date of February 27, 2007.

    B. DISSENTERS' RIGHTS.

    DGNA is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Securities and Exchange Act of 1934, as amended, and the Delaware General Corporation Law. No dissenters' rights under the Delaware General Corporation Law are afforded to the company's stockholders as a result of the adoption of this resolution.

    C. THE VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF.

    Our Board of Directors has approved the proposal to amend the corporate charter to change the name of the corporation from Diagnostic Corp of America to NF Energy Saving Corporation of America on January 16, 2007. The action was also approved by the written consent of a majority of all shareholders entitled to vote on the record date. The actual affirmative vote was 76.48% of all shares issued and outstanding.

    The proposal is not effective before first, completion of this Section 14(c) compliance, and second the mailing or delivery of a definitive Information Statement to shareholders at least 20 days prior to the date that this corporate action may take place.

    VOTING SECURITIES OF THE COMPANY:

    As of February 27, 2007 (the "Record Date"), DGNA had 31,527,328 shares of Common Stock issued and outstanding out of 50,000,000 authorized shares of Common Stock.

    Only holders of record of the Common Stock at the close of business on the Record Date were entitled to participate in the written consent of our stockholders. Each share of Common Stock was entitled to one vote.

    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

    The class of equity securities of the Company issued and outstanding is Common Stock, $.001 par value. The table on the following page sets forth, as of February 27, 2007, certain information with respect to the Common Stock beneficially owned by (i) each Director, nominee and executive officer of the Company; (ii) each person who owns beneficially more than 5% of the Common Stock; and (iii) all Directors, nominees and executive officers as a group. The percentage of shares beneficially owned is based on there having been 31,527,328 shares of Common Stock outstanding as of February 27, 2007.

OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF FEBRUARY 27, 2007

NAME AND ADDRESS OF BENEFICIAL OWNERS	NO. COMMON SHARES BENEFICIALLY OWNED	PERCENTAGE OF SHARES BENEFICIALLY OWNED
Li, Gang 118 Guangyu Street, Yinzhou Dist. Tie Ling City, Liaoning Province, P. R. China 112000	18,291,429	58.02%
Wang, Li Hua 2-jia, Qi Wei Rd., He Ping Qu, Ste. 2-501 Shen Yang City, Liaoning Province, P. R. China 110005	5,820,000	18.46%
All officers and directors as a group (three persons)	24,111,429	76.48%

    D. AMENDMENT OF CHARTER - NAME CHANGE PROPOSAL.

    The proposal to amend the corporate charter to change the name of the corporation to NF Energy Saving Corporation of America, was approved by the action of a majority of all shareholders entitled to vote on the record date and by the Company's Board of Directors. The amendment to the Charter will take effect no sooner than March 5, 2007.

    REASONS FOR AMENDMENT. We believe that the new name will provide a more accurate description of our current operations and to be consistent with our marketing efforts in the valve production industry.

    E. FEDERAL TAX CONSEQUENCES.

    There are no tax consequences to the Name Change Proposal.

    F. APPROVAL REQUIRED

    Pursuant to Delaware General Corporation Law, the approval of a majority of the outstanding stock entitled to vote is necessary to approve the proposed amendment. As discussed above, the holders of the majority of our Common Stock have consented to this amendment.

ITEM 2. STATEMENTS THAT PROXIES ARE NOT SOLICITED.

WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE
NOT REQUESTED TO SEND US A PROXY.

ITEM 3. INTEREST OF CERTAIN PERSONS.

    Set forth below are the substantial interests, direct or indirect, by security holdings or otherwise, of each person who has been a director or officer of the Company at any time since the beginning of the last fiscal year in the matters that action was taken upon by Majority Shareholder Action as described in this Information Statement on Schedule 14C:

OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF FEBRUARY 27, 2007

NAME AND ADDRESS OF BENEFICIAL OWNERS	NO. COMMON SHARES BENEFICIALLY OWNED	PERCENTAGE OF SHARES BENEFICIALLY OWNED
Li, Gang 118 Guangyu Street, Yinzhou Dist. Tie Ling City, Liaoning Province, P. R. China 112000	18,291,429	58.02%
Wang, Li Hua 2-jia, Qi Wei Rd., He Ping Qu, Ste. 2-501 Shen Yang City, Liaoning Province, P. R. China 110005	5,820,000	18.46%
All officers and directors as a group (three persons)	24,111,429	76.48%

ITEM 4. OTHER AND GENERAL INFORMATION.

    Our Annual Report on Form 10-KSB, for the year ended December 31, 2005, including audited financial statements as of that date, and our Quarterly Report on Form 10QSB, for the quarter ended September 30, 2006, are available on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission. Reports, proxy statements and other information filed by DGNA can be accessed electronically by means of the Security Exchange Commission's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.otcbb.com.

    You can read and copy any materials that we file with the Securities Exchange Commission at the Securities Exchange Commission's Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

ITEM 5. DOCUMENTS INCORPORATED BY REFERENCE.

(a) The Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005 is hereby incorporated by reference.

(b) The Company’s Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006 is hereby incorporated by reference.

DIAGNOSTIC CORP OF AMERICA

By: /s/Li, Gang
      Li, Gang
      Chief Executive Officer
      Chairman of the Board of Director

Dated: February 27, 2007

By the order of the Board of Directors

By: /s/Li, Gang
      Li, Gang
      Chief Executive Officer
      Chairman of the Board of Director

By: /s/Wang, Lihua
      Wang, Lihua
      Director

By: /s/Li, Hong
      Li, Hong
      Director